Exhibit 99.2

Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. Second Quarter 2022 Teleconference Supplemental Data 1

# CAUTIONARY STATEMENT

**Forward-Looking Information** This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding global economic conditions, inflation and currency translation, and our financial and business performance and prospects, including sales, earnings, pricing, margins, new business, innovation and productivity. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication.

Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission ("SEC"), and include the effects and duration of the COVID-19 pandemic, including the impact of vaccination mandates; difficulty in procuring raw materials or fluctuations in raw material costs; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, and reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar; information technology infrastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change and changing labor market dynamics in the wake of the COVID-19 pandemic; exposure to global economic, political and legal risks related to our international operations, including the impact of sanctions or other actions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law.

**Non-GAAP Financial Information** This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the "Non-GAAP Financial Measures" section of this presentation.

ECOLAB

Please see Ecolab's news release dated July 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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# KEY THEMES

## As expected, delivered continued strong double-digit organic sales growth

- Fueled by a near doubling of total pricing to 9% versus 1Q, continued good volume gains, and new business
- Implemented our energy surcharge to manage incremental energy costs that drove delivered product costs higher

## Gross margin stabilized sequentially from 1Q

- Total pricing exceeded delivered product cost inflation in the last month of the quarter
- Expect low double-digit total pricing in the second half resulting in easing year-over-year gross margin pressure

## Expect sequentially improving performance, exiting the year in a strong position

- Assumes economic growth continues, delivered product cost inflation remains high, and unfavorable currency translation continues
- Expect to overcome external challenges with strong sales growth, low double-digit total pricing, new business, and cost efficiencies

## Resilient model positioned for superior, long-term performance

- $152B market opportunity serving the essential food, water, healthcare and life sciences industries
- Strong and differentiated value proposition with solutions that help customers reduce their total costs in a high inflationary environment
- 90%+ consumable revenue: resilient demand profile with products critical to customer operations

ECOLAB

Please see Ecolab's news release dated July 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. 4 3Q and 2022 OUTLOOK ▪ While the economic environment remains complex and unpredictable, we assume growth will continue, inflation will remain higher for longer and currency translation impacts become more challenging. With the global energy surcharge mechanism implemented, tota l pricing is expected to accelerate further in order to keep us ahead of inflation, resulting in easing year - over - year margin pressure going forward. ▪ As we also prepare for a potentially more challenging macroeconomic environment, our primary focus will now shift to new business development to support our strong topline momentum. While this shift will naturally take some time to fully develop , we expect our overall performance to improve sequentially in the second half, though full year earnings will be impacted by increasing currency translation headwinds, now estimated to be $0.30 per share unfavorable for the full year, and the timing lag of the second quarter energy surcharge. ▪ 3Q 2022: We look for the third quarter to show continued strong sales growth and a sequentially narrowing decline in year - over - year adjusted diluted earnings per share comparisons, reflecting an estimated $0.10 per share impact from unfavorable currency translation and potentially softer volume growth as our team shifts their focus to new business .. ▪ Full year 2022: With total pricing expected to reach the low double - digit level, further new business wins, breakthrough innovation and productivity benefits, we expect the fourth quarter to show accelerating earnings growth, resulting in modest gains in full year 2022 adjusted earnings per share. Importantly, we expect to exit the year in a strong position to get back to more traditional Ecolab - like performance going forward.

Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. 5 2Q 2022 SALES GROWTH DETAIL Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes sales to ChampionX post - separation. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change Water 13% 11% Volume & mix 4% Food & Beverage 13% 13% Pricing 9% Downstream 10% 10% Subtotal 13% Paper 17% 17% Acq./Div. 4% Total Global Industrial 13% 13% Fixed currency growth 17% Currency impact -3% Global Institutional & Specialty Total 13% Institutional 23% 23% Specialty 5% 5% Total Global Institutional & Specialty 18% 18% Global Healthcare & Life Sciences Healthcare -1% -3% Life Sciences 171% 10% Total Global Healthcare & Life Sciences 37% 0% Other Pest Elimination 11% 11% Textile Care 25% 25% Colloidal Technologies 17% 17% Total Other 14% 14% Total 17% 13%

# 2Q 2022 INCOME STATEMENT / MARGINS

| ($ millions, unaudited)* | 2022 | % sales | 2021 | % sales | % change | Comments** |
|---|---|---|---|---|---|---|
| Gross Profit | **$1,369.5** | 38.2% | $1,318.7 | 41.7% | 4 % | Adjusted gross margins of 38.3% in 2022 and 41.8% in 2021 primarily reflected accelerating pricing that was more than offset by a 30% increase in delivered product costs. |
| SG&A | **940.1** | 26.3% | 853.3 | 27.0% | 10 % | SG&A ratio to sales improved by 70 basis points as sales leverage and cost savings more than offset investments in the business to support good volume growth. |
| Op. Income at fixed FX | | | | | | |
| Global Industrial | **227.0** | 13.3% | 251.3 | 16.7% | -10 % | Margins declined as accelerating pricing was more than offset by significantly higher delivered product costs and unfavorable mix. |
| Global Institutional & Specialty | **152.6** | 13.4% | 137.7 | 14.3% | 11 % | Margins declined as accelerating pricing and very strong volume growth overcame higher delivered product costs and investments in the business. |
| Global Healthcare & Life Sciences | **58.5** | 14.6% | 46.1 | 15.8% | 27 % | Margins declined as accelerating pricing was more than offset by higher delivered product costs, lower volume and investments in the business. |
| Other | **52.0** | 15.2% | 50.8 | 16.9% | 2 % | Margins declined as accelerating pricing was offset by higher delivered product costs and investments in the business. |
| Subtotal at fixed FX | **490.1** | 13.7% | 485.9 | 15.7% | 1 % | |
| FX | **(6.4)** | | 12.8 | | | |
| Corporate | | | | | | |
| Corp. Expense | **(52.6)** | | (29.6) | | | Nalco and Purolite intangible amortization. |
| Special Gains/(Ch.) | **(5.3)** | | (21.3) | | | 2022: Primarily reflected Purolite acquisition costs. |
| Total Corporate Exp. | **(57.9)** | | (50.9) | | | |
| Consolidated Op. Inc. | **$425.8** | 11.9% | $447.8 | 14.2% | -5 % | 2022 acquisition adjusted fixed currency operating margins were 12.4% vs. 14.9% last year. The decrease reflects accelerating pricing and good volume growth that were more than offset by substantially higher delivered product costs and investments in the business. |

* Public rates of exchange, except where noted.
**See "Non-GAAP Financial Measures" section of this presentation for corresponding reconciliations.

ECOLAB®

Please see Ecolab's news release dated July 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. 7 2Q 2022 BALANCE SHEET / CASH FLOW * EBITDA and Adjusted EBITDA are non - GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non - GAAP Financial Measures” section of this presentation corresponding reconciliations. Summary Balance Sheet (millions, unaudited) 2022 2021 (millions, unaudited) 2022 2021 Cash and cash eq. $124.9 $1,402.4 Short-term debt $618.3 $17.3 Accounts receivable, net 2,668.0 2,331.0 Accounts payable 1,524.8 1,213.3 Inventories 1,720.7 1,418.5 Other current liabilities 1,662.9 1,649.7 Other current assets 391.4 335.5 Long-term debt 8,167.8 6,708.9 PP&E, net 3,264.0 3,077.9 Pension/Postretirement 838.0 1,046.6 Goodwill and intangibles 11,966.5 9,097.8 Other liabilities 1,233.4 1,161.6 Other assets 1,028.1 870.6 Total equity 7,118.4 6,736.3 Total assets $21,163.6 $18,533.7 Total liab. and equity $21,163.6 $18,533.7 Selected Cash Flow items (millions, unaudited) 2022 2021 (unaudited) 2022 2021 Cash from op. activities $492.5 $798.3 Total Debt/Total Capital 55.2% 50.0% Depreciation 311.2 303.9 Net Debt/Total Capital 54.9% 44.1% Amortization 158.2 116.7 Net Debt/EBITDA(*) 3.5 2.2 Capital expenditures 317.5 245.6 Net Debt/Adjusted EBITDA(*) 3.2 2.0 June 30 June 30 Six Months Ended Selected Balance Sheet measures June 30 June 30

Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. 8 NON - GAAP FINANCIAL MEASURES (unaudited) (millions, except percent) Net sales Reported GAAP net sales $3,580.6 $3,162.7 Effect of foreign currency translation 35.6 (70.1) Non-GAAP fixed currency sales 3,616.2 3,092.6 Effect of acquisitions and divestitures (151.2) (34.5) Non-GAAP acquisition adjusted fixed currency sales $3,465.0 $3,058.1 Cost of Sales Reported GAAP cost of sales $2,211.1 $1,844.0 Special (gains) and charges 1.7 3.7 Non-GAAP adjusted cost of sales $2,209.4 $1,840.3 Gross Margin Reported GAAP gross margin 38.2% 41.7 % Non-GAAP adjusted gross margin 38.3% 41.8 % Operating income Reported GAAP operating income $425.8 $447.8 Effect of foreign currency translation 6.4 (12.8) Non-GAAP fixed currency operating income 432.2 435.0 Special (gains) and charges 5.3 21.3 Non-GAAP adjusted fixed currency operating income 437.5 456.3 Effect of acquisitions and divestitures (8.5) - Non-GAAP acquisition adjusted fixed currency operating income $429.0 $456.3 Operating Income Margin Reported GAAP operating income margin 11.9% 14.2 % Non-GAAP adjusted fixed currency operating income margin 12.1% 14.8 % Non-GAAP acquisition adjusted fixed currency operating income margin 12.4% 14.9 % Second Quarter Ended June 30 2022 2021

Please see Ecolab’s news release dated July 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. 9 NON - GAAP FINANCIAL MEASURES (unaudited) (millions, except percent and per share) Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $308.3 $310.8 Special (gains) and charges, after tax 2.6 34.1 Discrete tax net expense (benefit) 3.7 7.7 Non-GAAP adjusted net income attributable to Ecolab $314.6 $352.6 Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $1.08 $1.08 Special (gains) and charges, after tax 0.01 0.12 Discrete tax net expense (benefit) 0.01 0.02 Non-GAAP adjusted diluted EPS $1.10 $1.22 Provision for Income Taxes Reported GAAP tax rate 19.7% 21.5 % Special gains and charges 0.4 (0.4) Discrete tax items (0.9) (1.8) Non-GAAP adjusted tax rate 19.2% 19.3 % EBITDA (trailing twelve months ended) Net income including non-controlling interest $1,121.3 $1,064.3 Provision for income taxes 240.2 $267.7 Interest expense, net 230.0 $280.5 Depreciation 611.7 $605.2 Amortization 280.2 $231.9 EBITDA $2,483.4 $2,449.6 Special (gains) and charges impacting EBITDA 242.7 235.6 Adjusted EBITDA $2,726.1 $2,685.2 Second Quarter Ended 2022 2021 June 30

# NON-GAAP FINANCIAL MEASURES

| (unaudited) (millions) | Second Quarter Ended June 30 | | | | | |
|---|---|---|---|---|---|---|
| | 2022 | | | 2021 | | |
| | Fixed Currency | Impact of Acquisitions and Divestitures | Acquisition Adjusted | Fixed Currency | Impact of Acquisitions and Divestitures | Acquisition Adjusted |
| **Net Sales** | | | | | | |
| Global Industrial | **$1,704.1** | **($7.2)** | **$1,696.9** | $1,502.3 | $0.0 | $1,502.3 |
| Global Institutional & Specialty | **1,135.1** | **-** | **1,135.1** | 963.5 | - | 963.5 |
| Global Healthcare & Life Sciences | **400.8** | **(110.1)** | **290.7** | 292.0 | - | 292.0 |
| Other | **342.3** | **-** | **342.3** | 300.3 | - | 300.3 |
| Corporate | **33.9** | **(33.9)** | **-** | 34.5 | (34.5) | - |
| Subtotal at fixed currency rates | **3,616.2** | **(151.2)** | **3,465.0** | 3,092.6 | (34.5) | 3,058.1 |
| Currency impact | **(35.6)** | | | 70.1 | | |
| Consolidated reported GAAP net sales | **$3,580.6** | | | $3,162.7 | | |
| **Operating Income** | | | | | | |
| Global Industrial | **$227.0** | **($1.3)** | **$225.7** | $251.3 | $0.0 | $251.3 |
| Global Institutional & Specialty | **152.6** | **-** | **152.6** | 137.7 | - | 137.7 |
| Global Healthcare & Life Sciences | **58.5** | **(29.9)** | **28.6** | 46.1 | - | 46.1 |
| Other | **52.0** | **-** | **52.0** | 50.8 | - | 50.8 |
| Corporate | **(52.6)** | **22.7** | **(29.9)** | (29.6) | - | (29.6) |
| Subtotal at fixed currency rates | **437.5** | **(8.5)** | **429.0** | 456.3 | - | 456.3 |
| Special (gains) and charges | **5.3** | | | 21.3 | | |
| Reported OI at fixed currency rates | **432.2** | | | 435.0 | | |
| Currency impact | **(6.4)** | | | 12.8 | | |
| Consolidated reported GAAP operating income | **$425.8** | | | $447.8 | | |

ECOLAB

Please see Ecolab's news release dated July 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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